UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2013
___________________________________

U.S. CONCRETE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

331 N. Main Street
Euless, Texas 76039
(Address of principal executive offices, including ZIP code)

(817) 835-4100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

X	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

U.S. Concrete, Inc. (the "Company") is filing this Current Report on Form 8-K (this "Form 8-K") to reflect certain changes described below with respect to the financial information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 Form 10-K”), which was filed with the Securities and Exchange Commission on March 14, 2012. The information in this Form 8-K is not an amendment to or restatement of the 2011 Form 10-K.

As previously disclosed, on August 20, 2012, the Company sold substantially all of the assets of its California precast operations to Oldcastle Precast, Inc. ("Oldcastle"). This business has been accounted for as a discontinued operation, which requires that prior period information be recast to remove the results of operations of the disposed business from the results of the Company’s continuing operations. The California precast business was reported as a discontinued operation in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, filed with the Securities and Exchange Commission on November 9, 2012. The Company is recasting the presentation of its financial information for all periods presented in the 2011 Form 10-K to present the California precast business as discontinued operations and revising certain other disclosures contained in the 2011 Form 10-K to present operations related to the Company's California precast operations as discontinued operations. Included in this Form 8-K are the following items recast to reflect the impact of discontinued operations on the Company’s consolidated financial information:

•	Part I, Item 1 - Business

•	Part I, Item 2 - Properties

•	Part II, Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8 - Financial Statements and Supplementary Data

All other Items in the 2011 Form 10-K remains unchanged. Without limitation of the foregoing, this filing does not purport to update Management's Discussion and Analysis of Financial Condition and Results of Operations included in the 2011 Form 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. The information in this Current Report should be read in conjunction with the 2011 Form 10-K.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto is for informational purposes only and does not constitute an offer to buy, nor a solicitation of an offer to sell, any securities of the Company. An exchange offer for the Company's securities will be made only pursuant to exchange offer documents, including a tender offer statement. Security holders are urged to read the Company's exchange offer documents, including the tender offer statement, if and when they become available because they will contain important information regarding the exchange offer. Investors will be able to obtain copies of any documents filed with the SEC regarding the exchange offer, free of charge, at the SEC's website (www.sec.gov), at the Company's website (www.us-concrete.com) or by contacting U.S. Concrete, Inc. at 817-835-4111 or email lrussell@us-concrete.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1
Part I, Item 1 - Business; Part I, Item 2 - Properties, Part II, Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations, Part II, Item 8 - Financial Statements and Supplementary Data

101.INS	Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: February 6, 2013                    By:    /s/ William J. Sandbrook
William J. Sandbrook
President and Chief Executive Officer

Index to Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1
Part I, Item 1 - Business; Part I, Item 2 - Properties, Part II, Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations, Part II, Item 8 - Financial Statements and Supplementary Data

101.INS	Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document